COLUMBIA HIGH YIELD FUND, INC.
                                  (the "Fund")



                Supplement to Prospectuses Dated January 1, 2004
                 (Replacing the Supplement Dated March 4, 2004)

Effective immediately, Kurt M. Havnaer began co-managing the Columbia High Yield Fund.

The section entitled Portfolio Managers is revised as follows:

Portfolio Managers
------------------

Jeffrey L. Rippey, CFA, a Senior Vice President of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since it commenced operations in 1993. Mr. Rippey joined Columbia Management in 1981. Previously, he worked in the Trust Department of Rainier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University.

Kurt M. Havnaer, CFA, is a Vice President of Columbia Management. He has co-managed the Fund since May 2004 and served as a co-manager from 2000 to March 2004. Mr. Havnaer was on a leave of absence for the period March 2004 to April 2004. Mr. Havnaer joined the Advisor in 1996. Previously, he worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Co. (1991-1996). Mr. Havnaer received his Masters of Business Administration from Seattle University in 1991.



                                                                    May 5, 2004


180-36/836R-0504